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                                                                    EXHIBIT 99.1

                                     Contact:    Nancy Bushkin
                                                 Infogrames, Inc.
                                                 212/726-4222
                                                 nbushkin@us.infogrames.com


             INFOGRAMES COMPLETES ACQUISITION OF SHINY ENTERTAINMENT AND EXCLUSIVE LICENSE TO "THE MATRIX" INTERACTIVE GAMES

         New York, NY, May 2, 2002 - Global interactive game publisher Infogrames, Inc. (Nasdaq: IFGM) today announced that it has completed its acquisition of Shiny Entertainment from Interplay Entertainment Corp. (Nasdaq:
IPLY).

         Included in the purchase of the Shiny development studio are the exclusive worldwide rights to develop and publish interactive games based on sequels to the highly acclaimed Academy Award-winning action thriller, "THE MATRIX." The games will be based on the upcoming sequels, "THE MATRIX RELOADED" and "THE MATRIX REVOLUTIONS" from Warner Bros. Pictures. In addition, under the terms of the transaction, Infogrames has acquired the patent for Shiny's Advanced Tessellation Technology, and exclusive rights to other tools and assets associated with the development of "THE MATRIX" games.

         Infogrames had previously announced this transaction on April 24, 2002.

         New York-based Infogrames, Inc. (Nasdaq: IFGM) is one of the largest third-party publishers of interactive entertainment software in the U.S. The Company develops video games for all consoles (Sony, Nintendo and Microsoft), PCs, and Macintosh systems. Infogrames' catalogue of more than 1,000 titles includes award-winning franchises such as Civilization(R), Backyard Sports(TM), Deer Hunter(R), Driver(TM), RollerCoaster Tycoon(R), Test Drive(R), and Unreal(R), and key licenses including Warner Bros. Looney Tunes(TM), Nickelodeon's Blue's Clues(R), Dragon Ball Z(R), Mission Impossible(R), Terminator(R), Harley-Davidson(R), Major League Baseball(R), and the National Football League(R), among many others. The Company's Humongous Entertainment and MacSoft labels are leaders in children's and Macintosh entertainment software, respectively.

         Infogrames, Inc. is a majority-owned subsidiary of France-based Infogrames Entertainment SA (IESA) (Euronext 5257), a global publisher and distributor of video games for all platforms. In 2001, IESA acquired Infogrames Interactive, Inc. (formerly Hasbro Interactive), including its line of software based on well-known licenses such as MONOPOLY, Jeopardy(R), TONKA, and Atari(R), which are published and distributed in the U.S. by Infogrames, Inc. For more information, visit the Company's Web site at www.infogrames.com.


SAFE HARBOR STATEMENT

         Certain statements contained in this release are forward-looking statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. With respect to such forward-looking statements, the company seeks the protection afforded by the Private Securities Litigation Reform Act of 1995 and other enabling legislation. Statements contained herein with regard to the company's business outlook and prospective operating

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and financial results are based upon management's expectations regarding various factors, which may be beyond the company's control. This statement is not intended to identify each and every risk and uncertainty inherent in the company's business, and should be read in conjunction with the company's cautionary statements contained in its most recent filings with U.S. and foreign regulatory authorities. Any forward-looking statement speaks only as of the date on which such statement is made, and Infogrames, Inc. undertakes no obligation to update any such statement to reflect new information, the occurrence of future events or circumstances or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, such as but not limited to a delay in the release of the games in question and/or the performance of competitive product in the marketplace.


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